                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                 March 18, 1996



                                 XYTRONYX, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                           --------------------------
                  (State or other jurisdiction of incorporation


              0-14838                             36-3258753
     -------------------------          ------------------------------
     (Commissioner File Number)         (IRS Employer Identification Number)




                             6555 Nancy Ridge Drive
                                    Suite 200
                          San Diego, California  92121
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900

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Item 5.   OTHER EVENTS.

          The News Release dated March 18, 1996 regarding completion of the U.S. clinical studies of its Periodontal Tissue Monitor, filed as Exhibit 99.48 hereto, is hereby incorporated into this Report by reference.





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)       EXHIBITS. The following exhibit accompanies this Report:

     EXHIBIT
     NUMBER                   EXHIBIT DESCRIPTION

     99.48 News Release dated March 18, 1996 regarding completion of the U.S. clinical studies of its Periodontal Tissue Monitor.











                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        XYTRONYX, INC.


                                        By:  /s/ DALE SANDER
                                             ---------------------------
                                                  Dale Sander
                                                  Chief Financial Officer

Date:  March 22, 1996


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                                INDEX TO EXHIBITS



EXHIBIT                                                     SEQUENTIALLY
NUMBER                   DESCRIPTION OF EXHIBIT             NUMBERED PAGE


99.48 News Release dated March 18, 1996 regarding completion of the U.S. clinical studies of its Periodontal Tissue Monitor.









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FOR IMMEDIATE RELEASE

CONTACT:       Dale A. Sander, Chief Financial Officer
               Larry O. Bymaster, Chief Executive Officer
               (619)  550-3900

 ------------------------------------------------------------------------------

                     XYTRONYX, INC. ANNOUNCES COMPLETION OF
                 CLINICAL STUDIES FOR PERIODONTAL TISSUE MONITOR

SAN DIEGO, CA, March 18, 1996 -- Xytronyx, Inc. (AMEX: XYX) today announced that it has completed the U.S. clinical studies of its Periodontal Tissue Monitor (the "PTM"). Xytronyx stated that it has begun the process of summarizing and evaluating the data from the clinical studies, and will include the data and other required information in a Premarket Application expected to be filed with the U.S. Food and Drug Administration by mid-year.

The PTM is designed to assist periodontists and dentists with the evaluation and monitoring the effectiveness of treatment of periodontitis, a serious form of gum disease. The U.S. clinical studies involved testing a total of approximately 175 patients and control subjects with the PTM over a 12-month period. The studies were performed at three universities, Harvard University, the University of North Carolina, and the University of Washington.


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